UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 23, 2012

AMERIGROUP Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-31574	54-1739323
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4425 Corporation Lane, Virginia Beach, Virginia		23462
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(757) 490-6900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.07 Submission of Matters to a Vote of Security Holders

AMERIGROUP Corporation (“Amerigroup”) held a Special Meeting of Stockholders on October 23, 2012 (the “Special Meeting”). At the Special Meeting, Amerigroup’s stockholders:

•	Approved the adoption of the Agreement and Plan of Merger, dated as of July 9, 2012 (as amended by amendment no. 1 thereto and as may be further amended from time to time, the “Merger Agreement”), by and among WellPoint, Inc. (“WellPoint”), Amerigroup and WellPoint Merger Sub, Inc., an indirect wholly-owned subsidiary of WellPoint (“Merger Sub”), pursuant to which Merger Sub will be merged with and into Amerigroup, with Amerigroup surviving the merger as an indirect wholly-owned subsidiary of WellPoint (the “Merger”);

•	On an advisory basis, approved certain compensation that will or may become payable by Amerigroup to its named executive officers that is based on or otherwise relates to the Merger.

In connection with the Special Meeting, Amerigroup also solicited proxies with respect to the adjournment of the Special Meeting to a later date, if necessary or appropriate, to solicit additional proxies in favor of the proposal to adopt the Merger Agreement. Because there were sufficient votes from Amerigroup’s stockholders to approve the proposal to adopt the Merger Agreement, adjournment of the Special Meeting to solicit additional proxies was unnecessary, and the proposal to adjourn the Special Meeting was tabled.

Each proposal is described in detail in Amerigroup’s definitive proxy statement dated August 29, 2012, and supplement to definitive proxy statement dated October 3, 2012, which were filed with the Securities and Exchange Commission on August 30, 2012 and October 3, 2012, respectively, and first mailed to Amerigroup’s stockholders on or about August 31, 2012 and October 4, 2012, respectively. Stockholders owning a total of 39,473,310 shares voted at the Special Meeting, representing approximately 80% of the shares of Amerigroup’s common stock outstanding as of the record date for the Special Meeting.

The final results of voting on each of the matters submitted to a vote of the stockholders during the Special Meeting are set forth below:

	For	Against	Abstentions
1) Approval of Merger Agreement	39,451,711	20,198	1,401
	For	Against	Abstentions
2) Approval of Merger-related	23,744,630	13,720,255	2,008,425
compensation

Item 8.01 Other Events.

On October 23, 2012, Amerigroup issued a press release announcing that its stockholders had approved the adoption of the Merger Agreement at the Special Meeting. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description
99.1	Press Release issued by AMERIGROUP Corporation dated October 23, 2012.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERIGROUP Corporation

October 23, 2012	By:	Nicholas J. Pace

Name: Nicholas J. Pace
Title: Executive Vice President, General Counsel and Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press release from Amerigroup Corporation dated October 23, 2012